Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2019
Summary of Significant Accounting Policies [Abstract]
Basis of presentation

(a) Basis of presentation: The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (GAAP).

The Company historically presented changes in restricted cash and cash equivalents depending on the nature of the cash flow within the consolidated statement of cash flows. During the first quarter of 2018, the Company adopted the guidance codified in ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash (ASU 2016-18), which requires that restricted cash and cash equivalents be included as components of total cash and cash equivalents as presented on the statement of cash flows. The recognition and measurement guidance for restricted cash is not affected. The Company applied this guidance retrospectively to all prior periods presented in the Company’s financial statements.

The reclassification of restricted cash in the statement of cash flows does not impact net income as previously reported or any prior amounts reported on the statements of operations, or balance sheet. The effect of the retrospective application of this change in accounting principle on the Company’s statement of cash flows for the year ended December 31, 2017 resulted in an increase of operating cash flows in the amount of $26 and a decrease of financing cash flows in the amount of $2,085 with a corresponding decrease in cash and cash equivalents of $2,059.

Reverse Stock Split:

On November 9, 2018, the Stockholders of Navios Acquisition approved a one-for-15 reverse stock split of all outstanding shares of common stock of the Company which was effected on November 14, 2018. The effect of the reverse stock split was to combine each 15 shares of outstanding common stock into one new share, with no change in authorized shares or par value per share, and to reduce the number of common stock shares outstanding from approximately 142.9 million shares to approximately 9.5 million shares. No fractional shares of common stock were issued in connection with the reverse stock split. Stockholders who would otherwise hold fractional shares of the Company’s common stock received a cash payment in lieu thereof. All issued and outstanding shares of common stock, conversion terms of preferred stock, options to purchase common stock and per share amounts contained in the financial statements, in accordance with Staff Accounting Bulletin Topic 4C, have been retroactively adjusted to reflect the reverse split for all periods presented.

Recent accounting pronouncements

(ab) Recent accounting pronouncements

In August 2018, FASB issued ASU 2018-13, “Fair Value Measurement (Topic 820): Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement”. This update modifies the disclosure requirements on fair value measurements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and earlier adoption is permitted. The adoption of this new accounting guidance did not have a material effect on the Company’s consolidated financial statements.

In October 2018, FASB issued ASU 2018-17, Consolidation (Topic 810): “Targeted Improvements to Related Party Guidance for Variable Interest Entities” (“ASU 2018-17”). ASU 2018-17 provides that indirect interests held through related parties in common control arrangements should be considered on a proportional basis for determining whether fees paid to decision makers and service providers are variable interests. This is consistent with how indirect interests held through related parties under common control are considered for determining whether a reporting entity must consolidate a Variable Interest Entity (“VIE”). For Public business entities the amendments are effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted. The adoption of this new accounting guidance did not have a material effect on the Company’s consolidated financial statements.

In January 2017, the FASB issued ASU No. 2017-04, Intangibles-Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment. The ASU is effective for periods beginning after December 15, 2019, with an election to adopt early. The ASU requires only a one-step quantitative impairment test, whereby a goodwill impairment loss will be measured as the excess of a reporting unit’s carrying amount over its fair value. It eliminates Step 2 of the current two-step goodwill impairment test, under which a goodwill impairment loss is measured by comparing the implied fair value of a reporting unit’s goodwill with the carrying amount of that goodwill. As the ASU is to be applied prospectively, it will not impact our previously reported financial statements.
In June 2016, FASB issued ASU 2016-13, “Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments.” This standard requires entities to measure all expected credit losses of financial assets held at a reporting date based on historical experience, current conditions, and reasonable and supportable forecasts in order to record credit losses in a more timely matter. ASU 2016-13 also amends the accounting for credit losses on available-for-sale debt securities and purchased financial assets with credit deterioration. The standard is effective for interim and annual reporting periods beginning after December 15, 2019, although early adoption is permitted for interim and annual periods beginning after December 15, 2018. In November 2018, FASB issued ASU 2018-19 “Codification Improvements to topic 326, Financial Instruments-Credit Losses”. The amendments in this update clarify that operating lease receivables are not within the scope of ASC 326-20 and should instead be accounted for under the new leasing standard, ASC 842. The adoption of this new accounting guidance did not have a material effect on the Company’s consolidated financial statements.

Principles of consolidation

(b) Principles of consolidation: The accompanying consolidated financial statements include the accounts of Navios Acquisition, a Marshall Islands corporation, and its majority owned subsidiaries. All significant intercompany balances and transactions have been eliminated in the consolidated statements.

The Company also consolidates entities that are determined to be variable interest entities (“VIEs”) as defined in the accounting guidance, if it determines that it is the primary beneficiary. A variable interest entity is defined as a legal entity where either (a) equity interest holders as a group lack the characteristics of a controlling financial interest, including decision making ability and an interest in the entity’s residual risks and rewards, or (b) the equity holders have not provided sufficient equity investment to permit the entity to finance its activities without additional subordinated financial support, or (c) the voting rights of some investors are not proportional to their obligations to absorb the expected losses of the entity, their rights to receive the expected residual returns of the entity, or both and substantially all of the entity’s activities either involve or are conducted on behalf of an investor that has disproportionately few voting rights.

Based on internal forecasts and projections that take into account reasonably possible changes in our trading performance, management believes that the Company has adequate financial resources to continue in operation and meet its financial commitments, including but not limited to capital expenditures and debt service obligations, for a period of at least twelve months from the date of issuance of these consolidated financial statements. Accordingly, the Company continues to adopt the going concern basis in preparing its financial statements.

Equity method investments

(c) Equity method investments: Affiliates are entities over which the Company generally has between 20% and 50% of the voting rights, or over which the Company has significant influence, but it does not exercise control. Investments in these entities are accounted for under the equity method of accounting. Under this method, the Company records an investment in the stock of an affiliate at cost, and adjusts the carrying amount for its share of the earnings or losses of the affiliate subsequent to the date of investment and reports the recognized earnings or losses in income. Dividends received from an affiliate reduce the carrying amount of the investment. The Company recognizes gains and losses in earnings for the issuance of shares by its affiliates, provided that the issuance of such shares qualifies as a sale of such shares. When the Company’s share of losses in an affiliate equals or exceeds its interest in the affiliate, the Company does not recognize further losses, unless the Company has incurred obligations or made payments on behalf of the affiliate.

Navios Acquisition evaluates its equity method investments, for other than temporary impairment, on a quarterly basis. Consideration is given to (1) the length of time and the extent to which the fair value has been less than the carrying value, (2) the financial condition and near-term prospects and (3) the intent and ability of the Company to retain its investments for a period of time sufficient to allow for any anticipated recovery in fair value.

Subsidiaries

(d) Subsidiaries: Subsidiaries are those entities in which the Company has an interest of more than one half of the voting rights and/or otherwise has power to govern the financial and operating policies. The acquisition method of accounting is used to account for the acquisition of subsidiaries if deemed to be a business combination. The cost of an acquisition is measured as the fair value of the assets given up, shares issued or liabilities undertaken at the date of acquisition. The excess of the cost of acquisition over the fair value of the net assets acquired and liabilities assumed is recorded as goodwill.

As of December 31, 2019, the entities included in these consolidated financial statements were:

Navios Maritime Acquisition Corporation and Subsidiaries:	Nature	Country of Incorporation	2019	2018	2017
Company Name
Aegean Sea Maritime Holdings Inc.	Sub-Holding Company	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Amorgos Shipping Corporation	Vessel-Owning Company	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Andros Shipping Corporation	Vessel-Owning Company	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Antikithira Shipping Corporation	Vessel-Owning Company(8)	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Antiparos Shipping Corporation	Vessel-Owning Company(8)	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Amindra Navigation Co.	Sub-Holding Company	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Crete Shipping Corporation	Vessel-Owning Company	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Folegandros Shipping Corporation	Vessel-Owning Company(8)	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Ikaria Shipping Corporation	Vessel-Owning Company(8)	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Ios Shipping Corporation	Vessel-Owning Company(8)	Cayman Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Kithira Shipping Corporation	Vessel-Owning Company(8)	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Kos Shipping Corporation	Vessel-Owning Company(8)	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Mytilene Shipping Corporation	Vessel-Owning Company(8)	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Navios Maritime Acquisition Corporation	Holding Company	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Navios Acquisition Finance (U.S.) Inc.	Co-Issuer	Delaware	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Rhodes Shipping Corporation	Vessel-Owning Company	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Serifos Shipping Corporation	Vessel-Owning Company(8)	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Shinyo Loyalty Limited	Former Vessel-Owning Company(1)	Hong Kong	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Shinyo Navigator Limited	Former Vessel-Owning Company(2)	Hong Kong	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Sifnos Shipping Corporation	Vessel-Owning Company(8)	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Skiathos Shipping Corporation	Vessel-Owning Company(8)	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Skopelos Shipping Corporation	Vessel-Owning Company(8)	Cayman Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31

Syros Shipping Corporation	Vessel-Owning Company(8)	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Thera Shipping Corporation	Vessel-Owning Company(8)	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Tinos Shipping Corporation	Vessel-Owning Company	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Oinousses Shipping Corporation	Vessel-Owning Company	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Psara Shipping Corporation	Vessel-Owning Company	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Antipsara Shipping Corporation	Vessel-Owning Company(8)	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Samothrace Shipping Corporation	Vessel-Owning Company(8)	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Thasos Shipping Corporation	Vessel-Owning Company(8)	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Limnos Shipping Corporation	Vessel-Owning Company(8)	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Skyros Shipping Corporation	Vessel-Owning Company	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Alonnisos Shipping Corporation	Former Vessel-Owning Company(4)	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Makronisos Shipping Corporation	Former Vessel-Owning Company(4)	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Iraklia Shipping Corporation	Vessel-Owning Company	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Paxos Shipping Corporation	Former Vessel-Owning Company(5)	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Antipaxos Shipping Corporation	Vessel-Owning Company	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Donoussa Shipping Corporation	Former Vessel-Owning Company(6)	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Schinousa Shipping Corporation	Former Vessel-Owning Company(7)	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Navios Acquisition Europe Finance Inc	Sub-Holding Company	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Kerkyra Shipping Corporation	Vessel-Owning Company(3)	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Lefkada Shipping Corporation	Vessel-Owning Company	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Zakynthos Shipping Corporation	Vessel-Owning Company	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Leros Shipping Corporation	Vessel-Owning Company	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Kimolos Shipping Corporation	Former Vessel-Owning Company(13)	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Samos Shipping Corporation	Vessel-Owning Company	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Tilos Shipping Corporation	Vessel-Owning Company	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Delos Shipping Corporation	Vessel-Owning Company	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Agistri Shipping Corporation	Operating Subsidiary	Malta	1/1 - 12/31	1/23 - 12/31	—
Olivia Enterprises Corp.	Vessel-Owning Company(10)	Marshall Is.	1/1 - 12/31	7/3 - 12/31	—
Cyrus Investments Corp.	Vessel-Owning Company(10)	Marshall Is.	1/1 - 12/31	7/3 - 12/31	—
Doxa International Corp.	Vessel-Owning Company(10)	Marshall Is.	4/10 - 12/31	—	—
Navios Maritime Midstream Partners GP LLC	Holding Company	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Navios Maritime Midstream Operating LLC	Sub-Holding Company	Marshall Is.	1/1 - 12/31	12/14-12/31	—
Navios Maritime Midstream Partners L.P.	Sub-Holding Company	Marshall Is.	1/1 - 12/31	12/14-12/31	—
Navios Maritime Midstream Partners Finance (US) Inc.	Co-borrower	Delaware	1/1 - 12/31	12/14-12/31	—
Shinyo Kannika Limited	Former Vessel- Owning Company	Hong Kong	1/1 - 12/31
Shinyo Ocean Limited	Former Vessel-Owning Company(11)	Hong Kong	1/1 - 12/31	12/14-12/31	—
Shinyo Saowalak Limited	Vessel-Owning Company	British Virgin Is.	1/1 - 12/31	12/14-12/31	—
Shinyo Kieran Limited	Vessel-Owning Company	British Virgin Is.	1/1 - 12/31	12/14-12/31	—
Shinyo Dream Limited	Former Vessel-Owning Company(12)	Hong Kong	1/1 - 12/31	12/14-12/31	—
Sikinos Shipping Corporation	Vessel-Owning Company	Marshall Is.	1/1 - 12/31	12/14-12/31	—
Alkmene Shipping Corporation	Vessel-Owning Company(14)	Marshall Is.	12/14-12/31	—	—
Persephone Shipping Corporation	Vessel-Owning Company(14)	Marshall Is.	12/14-12/31	—	—
Rhea Shipping Corporation	Vessel-Owning Company(14)	Marshall Is.	12/20-12/31	—	—
Aphrodite Shipping Corporation	Vessel-Owning Company(14)	Marshall Is.	12/20-12/31	—	—
Dione Shipping Corporation	Vessel-Owning Company(14)	Marshall Is.	12/20-12/31	—	—

(1)	Former vessel-owner of the Shinyo Splendor which was sold to an unaffiliated third party on May 6, 2014.
(2)	Former vessel-owner of the Shinyo Navigator which was sold to an unaffiliated third party on December 6, 2013.

(3)	Navios Midstream acquired all of the outstanding shares of capital stock of the vessel-owning subsidiary on March 29, 2018.

(4)

Each company had the rights over a shipbuilding contract of an MR2 product tanker vessel. In February 2015, these shipbuilding contracts were terminated, with no exposure to Navios Acquisition, due to the shipyard’s inability to issue a refund guarantee.

(5)	Former vessel-owner of the Nave Lucida which was sold to an unaffiliated third party on January 27, 2016.

(6)	Former vessel-owner of the Nave Universe which was sold to an unaffiliated third party on October 4, 2016.

(7)	Former vessel-owner of the Nave Constellation which was sold to an unaffiliated third party on November 15, 2016.

(8)	Currently, vessel-operating company under a sale and leaseback transaction.

(9)	The vessel Shinyo Kannika was sold to an unaffiliated third party on March 22, 2018.

(10)

Bareboat chartered-in vessels with purchase option, to be delivered in the third and fourth quarter of 2020. In the first quarter of 2019, the Company exercised the option for a third VLCC newbuilding under a bareboat operating lease with an expected delivery in the third quarter of 2021.

(11)

In March 2019, the Shinyo Ocean, a 2001-built VLCC vessel of 281,395 dwt was involved in a collision incident. The Company maintains insurance coverage for such types of events (subject to applicable deductibles and other customary limitations). In May 10, 2019, Navios Acquisition sold the Shinyo Ocean, a 2001-built VLCC vessel of 281,395 dwt to an unaffiliated third party for a sale price of $12,525.

(12)	On March 25, 2019, Navios Acquisition sold the C. Dream, a 2000-built VLCC vessel of 298,570 dwt to an unaffiliated third party for a sale price of $21,750.

(13)	On October 8, 2019, Navios Acquisition sold the Nave Electron, a 2002-built VLCC vessel of 305,178 dwt to an unaffiliated third party for a sale price of $25,250.
(14)	In December 2019, Navios Acquisition acquired five product tankers, two LR1 product tankers and three MR1 product tankers following the liquidation of Navios Europe I.

Use of estimates

(e) Use of estimates: The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. On an on-going basis, management evaluates the estimates and judgments, including those related to uncompleted voyages, future drydock dates, the selection of useful lives for tangible assets and scrap value, expected future cash flows from long-lived assets to support impairment tests, provisions necessary for accounts receivables, provisions for legal disputes. Management bases its estimates and judgments on historical experience and on various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results could differ from those estimates under different assumptions and/or conditions.

Cash and Cash equivalents

(f) Cash and Cash equivalents: Cash and cash equivalents consist of cash on hand, deposits held on call with banks, and other short-term liquid investments with original maturities of three months or less.

Restricted Cash

(g) Restricted Cash: As of December 31, 2019 and 2018, restricted cash consisted of $490 and $2,600, respectively, which related to amounts held in retention account in order to service debt and interest payments, as required by certain of Navios Acquisition’s credit facilities.

Accounts Receivable, net

(h) Accounts Receivable, net: The amount shown as accounts receivable, net at each balance sheet date includes receivables from charterers for hire, pool revenue, freight and demurrage billings, net of a provision for doubtful accounts. At each balance sheet date, all potentially uncollectible accounts are assessed individually for purposes of determining the appropriate provision for doubtful accounts.

Other long term assets

(i) Other long term assets: As of December 31, 2019 and 2018, the amounts shown as other long term assets reflected the deposits of $5,456 and $0, respectively, under certain sale and leaseback arrangements.

Inventories

(j) Inventories: Inventories, which are comprised of: (i) bunkers (when applicable) on board of the vessels, are valued at cost as determined on the first-in, first-out basis; and (ii) lubricants and stock provisions on board of the vessels as of the balance sheet date, are valued at cost as determined on the first-in, first-out basis.

Vessels, net

(k) Vessels, net: Vessels are stated at historical cost, which consists of the contract price, delivery and acquisition expenses and capitalized interest costs while under construction. Vessels acquired in an asset acquisition or in a business combination are recorded at fair value. Subsequent expenditures for major improvements and upgrading are capitalized, provided they appreciably extend the life, increase the earning capacity or improve the efficiency or safety of the vessels. Expenditures for routine maintenance and repairs are expensed as incurred.

Depreciation is computed using the straight line method over the useful life of the vessels, after considering the estimated residual value. Management estimates the residual values of the tanker vessels based on a scrap value cost of steel times the weight of the ship noted in lightweight ton (LWT). Residual values are periodically reviewed and revised to recognize changes in conditions, new regulations or other reasons. Revisions of residual values affect the depreciable amount of the vessels and affects depreciation expense in the period of the revision and future periods. The management after considering current market trends for scrap rates and 10-year average historical scrap rates of the residual values of the Company’s vessels, estimates scrap value at a rate of $360 per LWT.

Management estimates the useful life of our vessels to be 25 years from the vessel’s original construction. However, when regulations place limitations over the ability of a vessel to trade on a worldwide basis, its useful life is re-estimated to end at the date such regulations become effective.

Leases

(l) Leases: Leases where the Company acts as a lessee are classified as either finance or operating leases.

In cases of lease agreements where the Company acts as the lessee, the Company recognizes a right of use asset and a corresponding lease liability on the consolidated balance sheet. For finance leases, interest expense is determined using the effective interest method and amortization on the right-of-use asset is recognized on a straight-line basis. For operating leases, lease expense is recorded on a straight-line basis over the lease term. The Company does not act as a lessee in any of its arrangements.

Leases where the Company acts as the lessor are classified as either operating or sales-type / direct financing leases.

In cases of lease agreements where the Company acts as the lessor under an operating lease, the Company keeps the underlying asset on the consolidated balance sheet and continues to depreciate the assets over its useful life. In cases of lease agreements where the Company acts as the lessor under a sales-type / direct financing lease, the Company derecognizes the underlying asset and records a net investment in the lease. The Company acts as a lessor under operating leases in connection with all of its revenue arrangements.

In cases of sale and leaseback transactions, if the transfer of the asset to the lessor does not qualify as a sale, then the transaction constitutes a failed sale and leaseback and is accounted for as a financing transaction. For a sale to have occurred, the control of the asset would need to be transferred to the lessor, and the lessor would need to obtain substantially all the benefits from the use of the asset. The Company has entered into five agreements which qualify as failed sale and leaseback transactions as the Company is required to repurchase the vessels at the end of the lease term and the Company has accounted for the two agreements as financing transactions.

Vessels held for sale

(m) Vessels held for sale: Vessels are classified as “Vessels held for sale” when all of the following criteria are met: management has committed to a plan to sell the vessel; the vessel is available for immediate sale in its present condition subject only to terms that are usual and customary for sales of vessels; an active program to locate a buyer and other actions required to complete the plan to sell the vessel have been initiated; the sale of the vessel is probable and transfer of the vessel is expected to qualify for recognition as a completed sale within one year; the asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value and actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn. Vessels classified as held for sale are measured at the lower of their carrying amount or fair value less cost to sell. These vessels are not depreciated once they meet the criteria to be held for sale.

Impairment of long-lived asset group

(n) Impairment of long-lived asset group: Vessels, other fixed assets and other long-lived assets held and used by Navios Acquisition are reviewed periodically for potential impairment whenever events or changes in circumstances indicate that the carrying amount of a particular asset may not be fully recoverable. Navios Acquisition’s management evaluates the carrying amounts and periods over which long-lived assets are depreciated to determine if events or changes in circumstances have occurred that would require modification to their carrying values or useful lives. In evaluating useful lives and carrying values of long-lived assets, certain indicators of potential impairment are reviewed such as, undiscounted projected operating cash flows, vessel sales and purchases, business plans and overall market conditions.

Undiscounted projected net operating cash flows are determined for each asset group and compared to the carrying value of the vessel, the unamortized portion of deferred drydock and special survey costs and related carrying value of the intangible with respect to the time charter agreement attached to that vessel or the carrying value of deposits for newbuildings, if any. Within the shipping industry, vessels are often bought and sold with a charter attached. The value of the charter may be favorable or unfavorable when comparing the charter rate to then current market rates. The loss recognized either on impairment (or on disposition) will reflect the excess of carrying value over fair value (selling price) for the vessel individual asset group.

During the fourth quarter of fiscal 2019, management concluded that, during the year events occurred and circumstances had changed, over previous years, which indicated the potential impairment of Navios Acquisition’s long-lived assets may exist. These indicators included continued volatility in the charter market and the related impact of the tanker sector has on management’s expectation for future revenues. As a result, an impairment assessment of long-lived assets or identified asset groups was performed. Management’s assessment concluded that there were no impairment indicators for the five product tankers of Navios Europe I that were acquired on December 14 and December 20, 2019 due to the proximity of the acquisition date through December 31, 2019.

The Company determined undiscounted projected net operating cash flows for each vessel and compared it to the vessel’s carrying value together with the carrying value of drydock and special survey costs related to the vessel, if applicable. The assumptions used in the undiscounted projected net operating cash flow analysis included: determining the projected net operating cash flows by considering the charter revenues from existing time charters for the fixed fleet days (Company’s remaining charter agreement rates) and an estimated daily time charter equivalent for the unfixed days (based on the 10-year average historical one year time charter rates) over the remaining economic life of each vessel, net of brokerage and address commissions, excluding days of scheduled off-hires, management fees fixed until December 2024 and thereafter assuming an annual increase of 3.0% every second year and utilization rate of 99.6% based on the fleets’ historical performance.

The assessment concluded that no impairment of vessels existed as of December 31, 2019, as the undiscounted projected net operating cash flows exceeded the carrying value.

In the event that impairment would occur, the fair value of the related asset would be determined and a charge would be recognized in the statements of operations calculated by comparing the asset’s carrying value to its fair value. Fair value is estimated primarily through the use of third-party valuations performed on an individual vessel basis.

Although management believes the underlying assumptions supporting this assessment are reasonable, if charter rate trends and the length of the current market downturn vary significantly from the forecasts, management may be required to perform step two of the impairment analysis in the future that could expose Navios Acquisition to material impairment charges in the future.

During the year ended December 31, 2019, the Company recognized an impairment loss on sale of vessel of $7,287 relating to the sale of Nave Electron.

There was no impairment loss recognized for the years ended December 31, 2018 and 2017, respectively.

Deferred Finance Costs

(o) Deferred Finance Costs: Deferred finance costs include fees, commissions and legal expenses associated with obtaining loan facilities and are presented as a deduction from the corresponding liability, consistent with debt discount. These costs are amortized over the life of the related debt using the effective interest rate method and are included in interest expense. Amortization and write-off of deferred finance costs and bond premium for each of the years ended December 31, 2019, 2018 and 2017 was $4,798, $3,743 and $3,784, respectively.

Goodwill

(p) Goodwill: Goodwill acquired in a business combination is not to be amortized. Goodwill is tested for impairment at the reporting unit level at least annually and written down with a charge to the statements of operations if the carrying amount exceeds the estimated implied fair value.

The Company evaluates impairment of goodwill using a two-step process. First, the aggregate fair value of the reporting unit is compared to its carrying amount, including goodwill. The Company determines the fair value of the reporting unit based on a combination of discounted cash flow analysis and an industry market multiple.

If the fair value exceeds the carrying amount, no impairment exists. If the carrying amount of the reporting unit exceeds the fair value, then the Company must perform the second step in order to determine the implied fair value of the reporting unit’s goodwill and compare it with its carrying amount. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit to all the assets and liabilities of that unit, as if the unit had been acquired in a business combination and the fair value of the unit was the purchase price. If the carrying amount of the goodwill exceeds the implied fair value, then goodwill impairment is recognized by writing the goodwill down to its implied fair value.

Navios Acquisition has one reporting unit. No impairment loss was recognized for any of the periods presented.

Intangible assets other than goodwill

(q) Intangible assets other than goodwill: The Company’s intangible assets consist of favorable lease terms. When intangible assets (or liabilities) associated with the acquisition of a vessel are identified, they are recorded at fair value. Fair value is determined by reference to market data and the discounted amount of expected future cash flows. Where charter rates are higher than market charter rates, an asset is recorded, being the difference between the acquired charter rate and the market charter rate for an equivalent vessel. Where charter rates are less than market charter rates, a liability is recorded, being the difference between the assumed charter rate and the market charter rate for an equivalent vessel. The determination of the fair value of acquired assets and assumed liabilities requires management to make significant assumptions and estimates of many variables including market charter rates, expected future charter rates, the level of utilization of its vessels and its weighted average cost of capital. The use of different assumptions could result in a material change in the fair value of these items, which could have a material impact on the Company’s financial position and results of operations.

The amortizable value of favorable leases is amortized over the remaining lease term and the amortization expense is included in the statement of operations in the depreciation and amortization line item.

The amortizable value of favorable leases would be considered impaired if their fair market values could not be recovered from the future undiscounted cash flows associated with the asset. On December 13, 2018, Navios Acquisition acquired the intangible assets of Navios Midstream at fair value of $36,900. (See Note 8).

On September 25, 2019, the U.S. Department of Treasury’s Office of Foreign Assets Control added, amongst others, COSCO Shipping Tanker (Dalian) Co., Ltd. (“COSCO Dalian”) to the Specially Designated Nationals and Blocked Persons list after being determined by the State Department to meet the criteria for the imposition of sanctions under Executive Order 13846. The Company had two VLCCs chartered to COSCO Dalian, the Nave Constellation (ex. Shinyo Saowalak) and the Nave Universe (ex. Shinyo Kieran), through June 18, 2025 and June 8, 2026, respectively, each at a net rate of $48,153 per day, with profit sharing above $54,388. Subsequent to September 30, 2019, both charter contracts were terminated and the two vessels are now employed in the open market. As a result an impairment loss of $32,688 has been recorded which is included in “(Loss)/ gain on sale of vessels and Impairment loss”.

COSCO Dalian was removed from the Specially Designated Nationals and Blocked Persons list on January 31, 2020.

As of December 31, 2019 and 2018, the intangible assets of Navios Acquisition were $0 and $36,645, respectively.

Deferred Dry dock and Special Survey Costs

(r) Deferred Dry dock and Special Survey Costs: Navios Acquisition’s vessels are subject to regularly scheduled drydocking and special surveys which are carried out every 30 or 60 months to coincide with the renewal of the related certificates issued by the classification societies, unless a further extension is obtained in rare cases and under certain conditions. The costs of drydocking and special surveys is deferred and amortized over the above periods or to the next drydocking or special survey date if such has been determined. Unamortized drydocking or special survey costs of vessels sold are written off to statement of operations in the year the vessel is sold.

Costs capitalized as part of the drydocking or special survey consist principally of the actual costs incurred at the yard, spare parts, paints, lubricants and services incurred solely during the drydocking or special survey period. For each of the years ended December 31, 2019, 2018 and 2017, the amortization expense was $9,576, $7,656 and $4,198, respectively. Accumulated amortization as of December 31, 2019 and 2018 amounted to $19,210 and $14,750, respectively.

Foreign currency translation

(s) Foreign currency translation: Navios Acquisition’s functional and reporting currency is the U.S. dollar. Navios Acquisition engages in worldwide commerce with a variety of entities. Although, its operations may expose it to certain levels of foreign currency risk, its transactions are predominantly U.S. dollar denominated. Additionally, Navios Acquisition’s wholly owned vessel subsidiaries transacted a nominal amount of their operations in Euros; however, all of the subsidiaries’ primary cash flows are U.S. dollar-denominated. Transactions in currencies other than the functional currency are translated at the exchange rate in effect at the date of each transaction. Differences in exchange rates during the period between the date a transaction denominated in a foreign currency is consummated and the date on which it is either settled or translated, are recognized in the statements of operations.

Provisions

(t) Provisions: Navios Acquisition, in the ordinary course of its business, is subject to various claims, suits and complaints. Management, in consultation with internal and external advisors, will provide for a contingent loss in the financial statements if the contingency had been incurred at the date of the financial statements and the amount of the loss was probable and can be reasonably estimated. If Navios Acquisition has determined that the reasonable estimate of the loss is a range and there is no best estimate within the range, Navios Acquisition will provide the lower amount of the range. Navios Acquisition, through the Management Agreement with the Manager, participates in Protection and Indemnity (P&I) insurance coverage plans provided by mutual insurance societies known as P&I clubs.

Segment Reporting

(u) Segment Reporting: Navios Acquisition reports financial information and evaluates its operations by charter revenues and not by the length of ship employment for its customers or vessel type. Navios Acquisition does not use discrete financial information to evaluate operating results for each type of charter. As a result, management reviews operating results solely by revenue per day and operating results of the fleet and thus Navios Acquisition has determined that it operates under one reportable segment.

Revenue and Expense Recognition

(v) Revenue and Expense Recognition:

Revenue Recognition: On January 1, 2018, the Company adopted the provisions of ASC 606, Revenue from Contracts with Customers (ASC 606). The guidance provides a unified model to determine how revenue is recognized. In doing so, the Company makes judgments including identifying performance obligations in the contract, estimating the amount of variable consideration to include in the transaction price, and allocating the transaction price to each performance obligation. Revenues are recognized to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In determining the appropriate amount of revenue to be recognized as it fulfills its obligations under its agreements, the Company performs the following steps: (i) identification of the promised goods or services in the contract; (ii) determination of whether the promised goods or services are performance obligations, including whether they are distinct in the context of the contract; (iii) measurement of the transaction price, including the constraint on variable consideration; (iv) allocation of the transaction price to the performance obligations based on estimated selling prices; and (v) recognition of revenue when (or as) the Company satisfies each performance obligation.

In February 2016, the FASB issued ASU 2016-02, “Leases (Topic 842)” (“ASU 2016-02”). ASU 2016-02 will apply to both types of leases – capital (or finance) leases and operating leases. According to the new Accounting Standard, (a) lessees will be required to recognize assets and liabilities on the balance sheet for the rights and obligations created by all leases with terms of more than 12 months and (b) previous accounting standards for lessors will be updated to align certain requirements with the updates to lessee accounting standards and the revenue recognition accounting standards. ASU 2016 – 02 is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early application is permitted. In July 2018, the FASB issued ASU 2018-10, Codification Improvements to Topic 842 Leases (“ASU 2018-10”). The amendments in ASU 2018-10 affect narrow aspects of the guidance issued in the amendments in ASU 2016-02. The amendments in this Update affect the amendments in Update 2016-02, which are not yet effective, but for which early adoption upon issuance is permitted. For entities that early adopted Topic 842, the amendments are effective upon issuance of this Update, and the transition requirements are the same as those in Topic 842. For entities that have not adopted Topic 842, the effective date and transition requirements will be the same as the effective date and transition requirements in Topic 842. In addition in July 2018, the FASB issued ASU 2018-11, Targeted Improvements to Topic 842 Leases (“ASU 2018-11). The improvements in ASU 2018-11 provide for (a) an optional new transition method for adoption that results in initial recognition of a cumulative effect adjustment to retained earnings in the year of adoption and (b) a practical expedient for lessors, under certain circumstances, to combine the lease and non-lease components of revenues for presentation purposes.

The Company has elected to early adopt the requirements of ASU 2016-02 effective January 1, 2018, using the modified retrospective method which is consistent, with the approach the Company has elected under the new revenue standard, and elected to apply the additional optional transition method along with the following practical expedients: (i) a package of practical expedients which does not require the Company to reassess: (1) whether any expired or existing contracts are or contain leases; (2) lease classification for any expired or existing leases; and (3) whether initial direct costs for any expired or existing leases would qualify for capitalization under ASC 842; (ii) to account for non-lease components (primarily crew and maintenance services) of time charters as a single lease component as the timing and pattern of transfer of the non-lease components and associated lease component are the same, the lease components, if accounted for separately, would be classified as an operating lease, and such non-lease components are not predominant components of the combined component. The Company has determined to recognize lease revenue as a combined single lease component for all time charters (operating leases) as the related lease component and non-lease component will have the same timing and pattern of the revenue recognition of the combined single lease component. The performance obligations in a time charter contract are satisfied over term of the contract beginning when the vessel is delivered to the charterer until it is redelivered back to the Company. As a result of adoption, there was no cumulative impact to the Company’s retained earnings at January 1, 2018. The comparative information has not been restated and continues to be reported under the accounting standards in effect for those periods.

The Company’s contract revenues from time chartering and pooling arrangements are governed by ASU 2016-02 “Leases”, which the Company early adopted on January 1, 2018. Upon adoption of ASC 606 and ASC 842, the timing and recognition of earnings from the pool arrangements and time charter contracts to which the Company is party did not change from previous practice. The Company has determined to recognize lease revenue as a combined single lease component for all time charters (operating leases) as the related lease component and non-lease component will have the same timing and pattern of the revenue recognition of the combined single lease component. The performance obligations in a time charter contract are satisfied over term of the contract beginning when the vessel is delivered to the charterer until it is redelivered back to the Company. As a result of the adoption of these standards, there was no effect on the Company’s opening retained earnings, consolidated balance sheets and consolidated statements of operations.

In December 2018, FASB issued ASU 2018-20, Leases (Topic 842), “Narrow-Scope Improvements for Lessors”: to clarify guidance for lessors on sales taxes and other similar taxes collected from lessees, certain lessor costs and recognition of variable payments for contracts with lease and non-lease components. The Company has early adopted the standard effective January 1, 2018 and is using that date as the date of initial application. The adoption of this guidance had no impact on the Company’s disclosures to the consolidated financial statements.

Revenue from time chartering

Revenues from time chartering of vessels are accounted for as operating leases and are thus recognized on a straight-line basis as the average revenue over the rental periods of such charter agreements, as service is performed. A time charter involves placing a vessel at the charterers’ disposal for a period of time during which the charterer uses the vessel in return for the payment of a specified daily hire rate. Under time charters, operating costs such as for crews, maintenance and insurance are typically paid by the owner of the vessel. Revenues from time chartering of vessels were $167,743, $122,235 and $177,673 for the years ended December 31, 2019, 2018 and 2017, respectively. The majority of revenue from time chartering is usually collected in advance.

Pooling arrangements

For vessels operating in pooling arrangements, the Company earns a portion of total revenues generated by the pool, net of expenses incurred by the pool. The amount allocated to each pool participant vessel, including the Company’s vessels, is determined in accordance with an agreed-upon formula, which are determined by the margins awarded to each vessel in the pool based on the vessel’s age, design and other performance characteristics. Revenue under pooling arrangements is accounted for as variable rate operating leases on the accrual basis and is recognized in the period in which the variability is resolved. The Company recognizes net pool revenue on a monthly and quarterly basis, when the vessel has participated in a pool during the period and the amount of pool revenue can be estimated reliably based on the pool report. The allocation of such net revenue may be subject to future adjustments by the pool however, such changes are not expected to be material. Revenue for vessels operating in pooling arrangements amounted to $71,165, $52,989 and $46,626, for the years ended December 31, 2019, 2018 and 2017, respectively. The majority of revenue from pooling arrangements is usually collected through the month they are incurred.

Revenue from voyage contracts

The Company’s revenues earned under voyage contracts (revenues for the transportation of cargo) were previously recognized ratably over the estimated relative transit time of each voyage. A voyage was deemed to commence when a vessel was available for loading and was deemed to end upon the completion of the discharge of the current cargo. Under a voyage charter, a vessel is provided for the transportation of specific goods between specific ports in return for payment of an agreed upon freight per ton of cargo. Upon adoption of ASC 606, the Company recognizes revenue ratably from port of loading to when the charterer’s cargo is discharged as well as defer costs that meet the definition of “costs to fulfill a contract” and relate directly to the contract. For the years ended December 31, 2019, 2018, and 2017 revenues under voyage contracts were $33,370, $11,638, and $2,071, respectively. Capitalized costs as of December 31, 2019 and 2018 related to costs to fulfill the contract amounted to $103 and $505, respectively, and are included under caption “Prepaid expenses and other current assets”. Accounts receivable, net, as of December 31, 2019 that related to voyage contracts was $12,219 (December 31, 2018: $7,269). The majority of revenue from voyage contracts is usually collected after the discharging takes place.

Revenue from profit sharing

Profit-sharing revenues are calculated at an agreed percentage of the excess of the charterer’s average daily income (calculated on a quarterly or half-yearly basis) over an agreed amount and accounted for on an accrual basis based on provisional amounts and for those contracts that provisional accruals cannot be made due to the nature of the profit share elements, these are accounted for on the actual cash settlement. Profit sharing for the years ended December 31, 2019, 2018 and 2017 amounted to $7,839, $1,084 and $918, respectively.

Revenues are recorded net of address commissions. Address commissions represent a discount provided directly to the charterers based on a fixed percentage of the agreed upon charter or freight rate. Since address commissions represent a discount (sales incentive) on services rendered by the Company and no identifiable benefit is received in exchange for the consideration provided to the charterer, these commissions are presented as a reduction of revenue.

Options to extend or terminate a lease

The Company’s vessels have the following options to extent or renew their charters:

Vessel	Option
Nave Aquila	Charterer’s option to extend the charter for one year at $16,886 net per day.
Nave Pulsar	Charterer’s option to extend the charter for one year at $16,590 net per day plus ice-transit premium.
Nave Cetus	Charterer has the option to either charter the vessel for a period of two years at a rate of $16,088 net per day plus one optional year at a rate of $17,063 net per day.
Nave Luminosity	Charterer’s option to extend the charter for one year at $18,022 net per day.
Nave Spherical	Contract provides 100% of BITR TD3C-TCE index plus $5,000 for a period of three years plus one optional year with 100% BITR TD3C index plus $1,500.
TBN	Charterer’s option to extend the bareboat charter for five years at $29,751 net per day.

Time Charter and Voyage Expenses: Time charter and voyage expenses comprise all expenses related to each particular voyage, including bunkers, port charges, canal tolls, cargo handling, agency fees, brokerage commissions and the reasonable estimate of the loss for backstop agreements. Time charter expenses are expensed over the period of the time charter and voyage expenses are recognized as incurred. Contract fulfillment costs (mainly consisting of bunker expenses and port dues) for voyage charters are recognized as deferred contract costs and amortized over the voyage period when the relevant criteria under ASC 340-40 are met or are expensed as incurred.

Direct Vessel Expense: Direct vessel expenses comprise of the amortization of drydock and special survey costs of certain vessels of Navios Acquisition’s fleet.

Management fees: Pursuant to the Management Agreement dated May 28, 2010 and as amended in May 2012, May 2014, May 2016 and May 2018, the Manager provided commercial and technical management services to Navios Acquisition’s vessels for a fixed daily fee of: (a) $6.5 per MR2 product tanker and chemical tanker vessel; (b) $7.15 per LR1 product tanker vessel; and (c) the current daily fee of $9.5 per VLCC, through May 2020.

Following the Merger with Navios Midstream, completed on December 13, 2018, the Management Agreement covers vessels acquired.

In August 2019, Navios Acquisition extended the duration of its existing Management Agreement with the Manager until January 1, 2025, to be automatically renewed for another five years. In addition management fees are fixed for two years commencing from January 1, 2020 at: (a) $6.8 per day per MR2 product tanker and chemical tanker vessel; (b) $7.23 per day per LR1 product tanker vessel; and (c) $9.7 per day per VLCC. The agreement also provides for a technical and commercial management fee of $0.05 per day per vessel and an annual increase of 3% for the remaining period unless agreed otherwise and provides for payment of a termination fee, equal to the fees charged for the full calendar year preceding the termination date, by Navios Acquisition in the event the Management Agreement is terminated on or before December 31, 2024.

     Following the Liquidation of Navios Europe I, Navios Acquisition acquired three MR1 product tankers and two LR1 product tankers. As per the Management Agreement as amended in December 2019, management fees are fixed for two years commencing from January 1, 2020 at: (a) $6.8 per day per MR1 product tanker; and (b) $7.23 per day per LR1 product tanker vessel. The agreement also provides for a technical and commercial management fee of $0.05 per day per vessel and an annual increase of 3% after January 1, 2022 for the remaining period unless agreed otherwise.

     Drydocking expenses are reimbursed at cost for all vessels.

General and administrative expenses: On May 28, 2010, Navios Acquisition entered into an administrative services agreement with the Manager (the “Administrative Services Agreement”), pursuant to which the Manager provides certain administrative management services to Navios Acquisition which include: bookkeeping, audit and accounting services, legal and insurance services, administrative and clerical services, banking and financial services, advisory services, client and investor relations and other services. The Manager is reimbursed for reasonable costs and expenses incurred in connection with the provision of these services. In May 2014, Navios Acquisition extended the duration of its existing Administrative Services Agreement with the Manager, until May 2020.

Following the Merger with Navios Midstream, completed on December 13, 2018, the Administrative Services Agreement covered the vessels acquired.

In August 2019, Navios Acquisition extended the duration of its existing Administrative Services Agreement with the Manager until January 1, 2025, to be automatically renewed for another five years. The agreement also provides for payment of a termination fee, equal to the fees charged for the full calendar year preceding the termination date, by Navios Acquisition in the event the Administrative Services Agreement is terminated on or before December 31, 2024.

Following the Liquidation of Navios Europe I, Navios Acquisition acquired three MR1 product tankers and two LR1 product tankers. The Administrative Services Agreement also covers the vessels acquired.

Deferred Revenue: Deferred revenue primarily relates to cash received from charterers prior to it being earned. These amounts are recognized as revenue over the voyage or charter period.

Prepaid Expense and Other Current Assets: Prepaid expenses relate primarily to cash paid in advance for expenses associated with voyages, to working capital advances under pooling arrangements and insurance claims. These amounts are recognized as expense over the voyage or charter period. Insurance claims at each balance sheet date consist of claims submitted and/or claims in the process of compilation or submission (claims pending). They are recorded on an accrual basis and represent the claimable expenses, net of applicable deductibles, incurred through December 31 of each reported period, which are probable to be recovered from insurance companies. Any remaining costs to complete the claims are included in accrued liabilities. The classification of insurance claims into current and non-current assets is based on management’s expectations as to their collection dates.

Financial Instruments and Fair Value

     (w) Financial Instruments and Fair Value: Guidance on Fair Value Measurements provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level I measurements) and the lowest priority to unobservable inputs (Level III measurements).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. In determining the appropriate levels, the Company performs a detailed analysis of the assets and liabilities that are subject to guidance on Fair Value Measurements.

Financial risk management: Navios Acquisition’s activities expose it to a variety of financial risks including fluctuations in future freight rates, time charter hire rates, and fuel prices, credit and interest rate risk. Risk management is carried out under policies approved by executive management. Guidelines are established for overall risk management, as well as specific areas of operations.

Credit risk: Navios Acquisition closely monitors its exposure to customers and counterparties for credit risk. Navios Acquisition has entered into the Management Agreement with the Manager, pursuant to which the Manager agreed to provide commercial and technical management services to Navios Acquisition. When negotiating on behalf of Navios Acquisition various employment contracts, the Manager has policies in place to ensure that it trades with customers and counterparties with an appropriate credit history.

Foreign exchange risk: Foreign currency transactions are translated into the measurement currency rates prevailing at the dates of transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation of monetary assets and liabilities denominated in foreign currencies are recognized in the consolidated statements of operations.

Earnings/ (Loss) per Share

(x) Earnings/ (Loss) per Share: Basic earnings per share is computed by dividing net income attributable to Navios Acquisition’s common stockholders by the weighted average number of common shares outstanding during the periods presented. Diluted earnings per share reflect the potential dilution that would occur if securities or other contracts to issue common stock were exercised. Dilution has been computed by the treasury stock method whereby all of the Company’s dilutive securities (the preferred shares and the stock options) are assumed to be exercised and the proceeds used to repurchase shares of common stock at the weighted average market price of the Company’s common stock during the relevant periods. Convertible shares are included in the diluted earnings per share, based on the weighted average number of convertible shares assumed to be outstanding during the period. The incremental shares (the difference between the number of shares assumed issued and the number of shares assumed purchased) shall be included in the denominator of the diluted earnings per share computation. Restricted stock and restricted stock units (vested and unvested) are included in the calculation of the diluted earnings per share, based on the weighted average number of restricted stock and restricted stock units assumed to be outstanding during the period.

  Net loss for the years ended December 31, 2019, 2018 and 2017 was adjusted for the purposes of loss per share calculation, for the dividends on the Series C Shares, the restricted common stock and for the undistributed income that is attributable to the Series C Convertible Preferred Stock.

              On November 9, 2018 the Stockholders of Navios Acquisition approved the one-for-15 reverse stock split of its common stock. Following the effectiveness of the reverse stock split, as of November 14, 2018, any historical per share information has been adjusted to give effect to the reverse stock split.

Dividends	(y) Dividends: Dividends are recorded in the Company’s financial statements in the period in which they are declared.
Stock based Compensation

(z) Stock based Compensation: The Company accounts for equity instruments issued to employees in accordance with accounting guidance that requires awards to be recorded at their fair value on the date of grant and are amortized over the vesting period of the award. The Company recognizes stock-based compensation expense, for the portion of the awards that are ultimately expected to vest, on a straight line basis over the requisite service period of the award, which is typically its vesting period for those awards.

In December 2018, Navios Acquisition authorized and issued in the aggregate 129,269 restricted shares of common stock to its directors and officers. These awards of restricted common stock are based on service conditions only and vest over four years.

The holders of restricted common stock are entitled to dividends paid on the same schedule as paid to the common stock holders of the company. The fair value of restricted stock is determined by reference to the quoted stock price on the date of grant of $5.36 per share (or total fair value of $693).

Compensation expense is recognized based on a graded expense model over the vesting period.

The effect of compensation expense arising from the stock-based arrangement described above was $355, $12 and $0 for the years ended December 31, 2019, 2018 and 2017, respectively, and is reflected in general and administrative expenses on the statement of operations. The recognized compensation expense for the year is presented as adjustment to reconcile net (loss)/ income to net cash provided by operating activities on the statements of cash flows.

There were no shares of restricted common stock forfeited or stock options exercised, forfeited or expired during the year ended December 31, 2019.

Restricted shares of common stock outstanding and not vested were 96,952 shares as of December 31, 2019.

The estimated compensation cost relating to service conditions of non-vested restricted stock, not yet recognized was $326 as of December 31, 2019 and is expected to be recognized over the weighted average time to vest of 3.0 years.

In December 2017, Navios Acquisition authorized and issued in the aggregate 118,328 restricted shares of common stock to its directors and officers. These awards of restricted common stock are based on service conditions only and vest over four years.

The holders of restricted common stock are entitled to dividends paid on the same schedule as paid to the common stock holders of the Company. The fair value of restricted common stock is determined by reference to the quoted stock price on the date of grant of $17.70 per share (or total fair value of $2,094).

Compensation expense is recognized based on a graded expense model over the vesting period.

The effect of compensation expense arising from the stock-based arrangement described above was $554, $1,064 and $57 for the year ended December 31, 2019, 2018 and 2017, respectively, and it is reflected in general and administrative expenses on the statement of operations. The recognized compensation expense for the year is presented as adjustment to reconcile net (loss)/ income to net cash provided by operating activities on the statements of cash flows.

There were no shares of restricted common stock forfeited or stock options exercised, forfeited or expired during the year ended December 31, 2019.

Restricted shares of common stock outstanding and not vested were 59,162 shares as of December 31, 2019.

The estimated compensation cost relating to service conditions of non-vested restricted stock, not yet recognized was $420 as of December 31, 2019 and is expected to be recognized over the weighted average time to vest of 2.0 years.